Investor Presentation January 2026 LGTMs: Date: Andrew T. (CEO) LGTM 1/8/26 Peter K. (CFO) LGTM 1.7.26 Karen S. (Legal) LGTM 1.7.26

This presentation and the accompanying oral presentation include forward-looking statements, including, without limitation, statements regarding future events and Clover Health Investments, Corp.’s (“Clover Health,” “we,” “our,” or “us”) expectations regarding GAAP Net Income, Adjusted EBITDA, Adjusted Net income from continuing operations, Adjusted SG&A, Adjusted SG&A as a percentage of revenue, Insurance BER, Normalized Insurance BER (collectively, “non-GAAP financial measures,” as defined herein), targeted revenues, growth and profitability, contribution profit, future unregulated pro forma liquidity and cash, future results of operations, financial condition, guidance, market size and opportunity, business strategy and plans and the factors affecting our performance and our objectives for future operations. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described under Item 1A. “Risk Factors” in the Company’s most recent Annual Report on Form 10-K filed on March 3, 2025 with the Securities and Exchange Commission (the “SEC”), as such risk factors may be updated in our subsequent filings with the SEC. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this presentation and the accompanying oral presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Forward-looking statements are not guarantees of future performance and you are cautioned not to place undue reliance on such statements. The forward-looking statements included in this presentation and the accompanying oral presentation are made as of the date hereof. Except as required by law, Clover Health undertakes no obligation to update any of these forward-looking statements after the date hereof or to conform these statements to actual results or revised expectations. In addition to U.S. Generally Accepted Accounting Principles (“GAAP”) financial measures, this presentation and the accompanying oral presentation include non-GAAP financial measures that are non-GAAP financial measures are provided to enhance the reader’s understanding of Clover Health’s past financial performance and our prospects for the future. Non-GAAP financial measures are supplemental to and should not be considered a substitute for financial information presented in accordance with GAAP and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. A reconciliation of historical non-GAAP financial measures to historical GAAP measures is included in the Appendix of this presentation. 2 Disclaimer

Positioned for 2026 GAAP Net Income Profitability 3 Strong Path to Success in 2026 Market-Leading Growth Industry-Leading Clinical Quality

2025 Accomplishments

Clover Health

2026 AEP Growth +53%, up from +27% in 2025[1]

High retention in core markets, MA switchers, minimal e-broker exposure

#1 PPO Plan Nationally on HEDIS Quality[3]

~97% of members in current 4 Star payment year PPO

Targeting Sustained Adjusted EBITDA Profitability[2]

Strong medical cost trend & **cohort economics**, gaining SG&A leverage

Rapidly Expanding CPH 3rd Party CA Use

Increasing 3rd party customers & onboarding more clinicians onto CA

Expect FY26 GAAP Net Income Profitability

(1) Medicare Advantage membership growth as of the beginning of January 2026 as compared to January 2025, and beginning of January 2025 compared to January 2024.

(2) Adjusted EBITDA is a non-GAAP financial measure. We define Adjusted EBITDA as Net Income (Loss) from continuing operations before depreciation and amortization, loss on investment, stock-based compensation, premium deficiency reserve expense (benefit), restructuring (recoveries) costs, and non-recurring legal expenses and settlements. Adjusted EBITDA performance during the full-year 2025 is based on previously provided FY25 guidance in association with Clover Health's November 4, 2025 earnings 8-K, and has not been updated since that time.

(3) Achieved 4.94 and 4.72 out of 5 Stars on HEDIS measures for Star Rating years 2025 and 2026, respectively, both the top-performing score on core HEDIS measures for PPO Medicare Advantage plans nationwide. This analysis focuses on performance by non-SNP PPO plans with over 2,000 lives as of September 1, 2025 on HEDIS measures applicable to non-SNPs that were used for CMS's MY 2023 & 2024 Star ratings, applying the measure ranges used by CMS. Clover Health will be paid on 4.0 Stars for its flagship PPO plans in Payment Year 2026; percentage of members in PPO plans is based on the month beginning January 2026 membership.

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5 Our Vision Empower Every Physician with Technology to Identify, Manage & Treat Chronic Diseases Earlier Earlier Diagnosis & Treatment Earlier Disease Management Higher Quality Clinical Care Affordable & Accessible Care

6 Our Company (1) Backed by strong IP portfolio with dozens of active / pending patents, including patents for Machine learning models for diagnosis suspecting, among many more that can be found here. Significant TAM & Market Runway AI-Powered Clover Assistant(1) Leading Medicare Advantage physician enablement technology company focused on wide network PPO Differentiated Home Care Strategic Market Leading Growth

Investment Highlights

Clover Health

Empowers Any Doctor on Wide Network PPO

AI Leader in Medicare Advantage

- *Models trained to support improved clinical outcomes*
- *Platform built AI-first to enable physician-led care*
- *Scales automatically alongside commercial LLM innovation*

Model Drives Sustainable Growth

- *+53% Growth, >95% retention, stable YoY benefits*
- *Strong & improving cohort economics*
- *#1 PPO Plan nationally on HEDIS quality measures[1]*

(1) Clover Health's Medicare Advantage PPO plans received a score of 4.72 on HEDIS for the Plan Year 2026, Payment Year 2027 Star ratings, which is the #1 score on HEDIS quality measures in the nation for PPO. This analysis focuses on performance by non-SNP PPO plans with over 2,000 lives as of September 1, 2025 on HEDIS measures applicable to non-SNPs that were used for CMS's MY 2024 Star ratings, applying the measure ranges used by CMS.

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Leader in AI Enabled Clinical Improvement

Clover Health

Diabetes
Earlier Diagnosis

CHF
Fewer Hospitalizations

HEDIS
#1 PPO Nationwide(1)

Clover Assistant

CKD
Earlier Diagnosis

COPD
Fewer Hospitalizations

Socioeconomically Disadvantaged Impact

Clover is at the forefront of applying AI in practice to drive real-world clinical results and improved patient outcomes(2)

(1) This analysis focuses on performance by non-SNP PPO plans with over 2,000 lives as of September 1, 2025 on HEDIS measures applicable to non-SNPs that were used for CMS's MY 2024 Star ratings, applying the measure ranges used by CMS.
(2) "Clover Assistant Use and Diagnosis and Progression of Chronic Kidney Disease" www.cloverhealth.com/clinicalcare/ckd; "Clover Assistant Use and Diagnosis, Treatment, and Progression of Diabetes" www.cloverhealth.com/clinicalcare/diabetes; "Driving Clinical Excellence in Chronic Disease: Counterpart Assistant's Role in Heart Failure Care" https://cdn.counterparthealth.com/whitepapers/2025_05_chf_whitepaper.pdf; "Counterpart Assistant Drives Clinical Excellence", for detailed methodology and the HEDIS performance of the broader industry visit, please see here; "Driving Clinical Excellence in Chronic Disease: Counterpart Assistant's Role in Chronic Obstructive Pulmonary Disease Care" https://cdn.counterparthealth.com/whitepapers/2025_08_copd_whitepaper.pdf; "Bridging the Divide: Counterpart Assistant Use by PCPs in Underserved Chronic Disease Populations Associated with Earlier Diagnosis and Less Frequent Hospitalization" https://cdn.counterparthealth.com/whitepapers/counterpart-sedn.pdf

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9 Model Fundamentals Enable Profitability on Market-Leading Growth

Anticipate >$70 PMPM revenue tailwind from 4 Star rating & favorable rate update, complementing +53% membership growth YoY 10(1) Contribution Profit (Loss) ($PMPM) represents Incurred contribution profit (loss), per member per month (PMPM) year-to-date as of the period ended September 30, 2025. Contribution profit (loss) calculated taking the cohort Gross Profit less the member acquisition costs and variable SG&A on a PMPM basis. (2) Clover Health will be paid on 4.0 Stars for its flagship PPO plans in Payment Year 2026. Clear Line of Sight to Meaningful New Member Cohort Economic Improvement Medicare Advantage Membership New Member Contribution Profit (Loss) ($PMPM)(1) +53% Growth YoY +27% Growth YoY 4 Stars(2) & Rate Impact

11 Drivers Reinforcing Better Cohort Economics Strong returning member retention Increasing Clover Assistant coverage Continued operating leverage as SG&A efficiency improves with scale Favorable 2026 CMS final rate update & Increased Part D direct subsidy Financial impact of 4.0 Star 2026 payment year

12(1) Clover Health cohort information represents incurred membership data from dates of service including 2021 through the third quarter ended 2025. Within any given performance year, Gross Profit $ PMPM differential represents the member weighted average difference between Year 2 and Year 1 cohorts, as well as Year 3 and Year 1 cohort differentials. Inclusive of both Clover Assistant and non Clover Assistant cohorts. (2) MCR differentials represent the difference between the aggregate MCR across the CA cohorts in a Tenure Group and the aggregate MCR across the Non-CA cohorts in a Tenure Group. Clinical Model Increases Member Lifetime Value Cohorts perform increasingly better over time, establishing foundation for long-term MA success Insurance Gross Profit ($PMPM) Differential by Year(1) Clover Assistant MCR Differential by Tenure(2)

Differentiated Layering Effect Improving Cohort Economics Membership Growth Growing Membership 13 Improving Cohorts + Growing Membership = Compounding Profitability Over Time Layered Cohort Profitability Note: Illustrative, Not to Scale.

Counterpart Health Brings Clover’s AI Technology to Every Medicare-Eligible Life 14

Bringing Clover's Care Model to More Plans & Providers Nationwide

Clover Health

Proven AI-Powered Clinical Software

#1 Nation PPO HEDIS[1]

Improves MCR 1,500+ bps[2]

SaaS & Tech-Enabled Services

New revenue model

Established product market fit

Rapidly Expanding User Base

CA beyond core MA markets

+450% YoY customer users[3]



FY25
LT Target
Clover Health
Counterpart Health

Extensive Nationwide Opportunity

Scaling CPH alongside

growing MA profit engine

Goal: Increasing total lives on Counterpart to equal & exceed those on Clover's Medicare Advantage Plan

(1) Clover Health's Medicare Advantage PPO plans received a score of 4.72 on HEDIS for the Plan Year 2026, Payment Year 2027 Star ratings, which is the #1 score on HEDIS quality measures in the nation. This analysis focuses on performance by non-SNP PPO plans with over 2,000 lives as of September 1, 2025 on HEDIS measures applicable to non-SNPs that were used for CMS's MY 2024 Star ratings, applying the measure ranges used by CMS.

(2) For Clover MA members whose PCPs use CA as compared to those whose PCPs do not. Differential represents the difference between the aggregate MCR across the CA cohorts and the aggregate MCR across the Non-CA cohorts.

(3) A clinician is considered "live on CA" for these statistics if they completed their individual account registration. YoY data is for November 18, 2024 through November 18, 2025.

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16 Across customers, the same core challenges consistently & increasingly emerge MA Payors (Primary Path) Risk-Bearing Providers & Aggregators MCRs Pressured Stars Performance Fragmented Data Independent PCP Performance Resonating with Customers

A Uniquely Proven & Repeatable Solution

Clover Health

#1 PPO HEDIS
~1,500 MCR Differential

Industry Reality

- *Wide Network PPO Pressure*
- *Stars Pressure*
- *Fragmented Tools*
- *Independent PCP Reach Limited*

Counterpart Health

Proven PPO Advantage in Clover MA Plan
Novel clinical insights at the point-of-care

Nation-Leading PPO HEDIS[1] Performance
Driven by Counterpart's HEDIS flywheel

Unified Platform Across Risk, Quality, & Cost
Hundreds of sources centralized into single longitudinal solution

Enterprise-Grade Capabilities; Rapid Integration
Deployable across large systems & independent practices nationwide

(1) Clover Health's Medicare Advantage PPO plans received a score of 4.72 on HEDIS for the Plan Year 2026, Payment Year 2027 Star ratings, which is the #1 score on HEDIS quality measures in the nation. This analysis focuses on performance by non-SNP PPO plans with over 2,000 lives as of September 1, 2025 on HEDIS measures applicable to non-SNPs that were used for CMS's MY 2024 Star ratings, applying the measure ranges used by CMS.

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Looking Ahead 18

Counterpart Health Expansion: Accelerate CA adoption to more clinicians beyond core MA plan markets Expect to Deliver FY26 GAAP Net Income Profitability: Expect meaningfully improved new member contribution profit, strong returning member performance, continued SG&A leverage & optimization (1) Clover Health will be paid on 4.0 Stars for its flagship PPO plans in Payment Year 2026. Our Focus for 2026 19 Market Leading, Self-Funded Growth: Benefit from 4 Stars(1), strong retention, stable benefits & industry pullback Maintain Industry-Leading Clinical Quality & Outcomes: Focus on Stars improvement & increase coverage of CA powered care

Q&A 20

Appendix

Well-Rounded Management Team of Technology Experts & Seasoned Managed Care Professionals Vivek Garipalli Executive Chairman ______________________________________________________________________________________________ >20 years of healthcare & financial leadership Andrew Toy Chief Executive Officer __________________________________________________________________________________________________________________________________ >20 years of technology & healthcare leadership Peter Kuipers Chief Financial Officer _____________________________________________________________________________ >25 years of financial & technology leadership Jamie Reynoso Divisional CEO of Medicare Advantage _____________________________________________________________________________ >30 years of healthcare leadership Brady Priest Divisional CEO of Home Care _____________________________________________________________________________ >20 years in industry Aric Sharp Divisional CEO of Value Based Care _____________________________________________________________________________ >25 years in industry Conrad Wai CEO of Counterpart Health _____________________________________________________________________________ >15 years of technology experience Rachel Fish Chief People Officer _____________________________________________________________________________ >15 years in industry Wendy Richey Chief Compliance Officer _____________________________________________________________________________ >40 years in industry Karen Soares General Counsel _____________________________________________________________________________ >20 years of legal experience Theresa Mirell SVP, Business Enablement _____________________________________________________________________________ >15 years in industry 22 From Prior IR Deck

Designed to improve quality of care Having Supported Clinical Decision-Making for Thousands of Practitioners 23 Novel clinical insights at point-of-care Enhanced care coordination 100+ AI / ML models powering treatment recommendations Captures & synthesizes data from 100+ sources Generating millions of clinically oriented and personalized insights From Prior IR Deck

Differentiated, Tech-Centric Model Focused on Improving Clinical Care Outcomes via Software

Clover Health

	Clover's Approach	Traditional MA Approaches
Technology	***Clinical***, *physician enablement, AI-Powered technology*	***InsurTech***, *back-office & administrative*
Care Strategy	***Earlier disease identification & management*** *& subsequent care treatment*	***Delayed / reactive*** *healthcare, and/or downstream risk delegation*
Network Construct	***Wide network PPO****; Focused on affordability / accessibility*	***Majority HMO approach****; Narrow choice*
Risk Delegation / Capitation	***Not focused on Risk Delegation***	***Large focus / reliance***
Home Care	***Longitudinal*** *care to most at-risk; via CA-powered* ***Physician-led*** *pods*	*Outsourced* ***one-time*** *visits; Primarily rely on nurses & nursing assistants*
3Q25 YTD Performance[(1)]	*BER of 89.4% with MA membership growth +35% YoY*	*High 80% to low 90% loss ratios; with industry average MA membership growth +4% YoY*

(1) Represents third quarter 2025 YTD Insurance Benefits expense ratio ("BER") for Clover Health, as well as most recent results of other public companies with "Traditional MA Plan" approaches that have reported results as of the time of this presentations deck publication. Insurance BER is a non-GAAP financial measure. We calculate our Insurance BER by taking the total of Insurance net medical expenses incurred and quality improvements, and dividing that total by premiums earned on a net basis, in a given period. Please refer to Non-GAAP Financial Measures provided in Appendix A in the November 4, 2025 earnings press release for a reconciliation of BER to Insurance Net medical claims incurred, net, the most directly comparable GAAP measure.

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Better AI Clinical Insights 25 Clear Line of Sight to Sustainable Growth Year 2 of Above-Market Growth Same strategy; accelerating in 2026 Expected Cohort Economics Consistent execution; no surprises 2026: Replicated Growth Playbook Manageable Membership Growth Clean, intentional, core-market PPO growth Stable Benefits Year-over-Year Predictable growth; high retention 2025: Returned to Growth 2 1 34 5 Improved Health & Quality Outcomes Drive MA Growth & Increased CA Coverage Reinvest in Benefits Reduced Total Cost of Care

Exceeding Expectations with Market Leading +53% MA Membership Growth[1]

Clover Health

Medicare Advantage Membership


~100K
+27%
Growth YoY
~153K
+53%
Growth YoY
January 2025
January 2026

Precise Growth Amidst Industry Retreat

- ***~97%** of members in **4 Star** PPO plan for Payment Year 2026[2]*
- ***>95%** AEP **retention**; improved YoY*
- ***Stable benefits** YoY; technology moat*
- *Primarily **core market** growth*
- ***~85% MA switcher** new sales*
- ***Minimal e-broker** exposure*

(1) Medicare Advantage membership growth as of the beginning of January 2026, as compared to January 2025.
(2) Clover Health will be paid on 4.0 Stars for its flagship PPO plans in Payment Year 2026. The Company achieved a 4.0 Star Rating for Payment Year 2026 for its PPO plans. Percentage of members in PPO plans is based on the month beginning January 2026 membership.

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Meaningful Runway for Medicare Advantage Expansion within Core New Jersey Markets

Clover Health

Significant New Jersey Growth Opportunity[(1)]


$18B
$11B
~13%
Market Share
2025
2030(E)
NJ MA
Enrollment:
~743K
~1M
NJ MA Spend

Core Market Dynamics

- *CLOV **#3 total** MA market share / **#2 Individual Non-SNP** market share*
- *Achieved NJ largest net growth in 2025*
- *Strong & stable benefit offering focused on low OOP costs*
- *Competitors signaling 2026 pullback*

Source: CMS, Kaiser Family Foundation.

(1) 2025 NJ market share data represents total MA enrollees for the quarter ended September 2025. New Jersey Medicare Advantage spend is calculated using NJ enrollment as percentage of national as proxy for spending.

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28 Strong Retention & Strategic Growth Increasingly Better Performing Cohorts Significantly Improved New & Returning Contribution Profit Driving market-leading growth with anticipated improvement toward expected FY26 GAAP Net Income Profitability Unique Framework for Increasing Growth + Profitability

29 A Different Approach to Empowering Accessible & Affordable Healthcare Technology-Centric Care Platform Better Chronic Disease Management Built for an aging population & the future of Medicare, we enable value-based outcomes for fee-for-service physicians Physician enablement technology, powered by AI Longitudinal care for highest risk via Clover Assistant powered, MD-led teams Clinical outcomes improved, reducing total cost of care, nation-leading HEDIS measures(2) Better care for chronic diseases. Demonstrated by impact on CHF, COPD, CKD, Diabetes, and Underserved Communities(1) (1) “Clover Assistant Use and Diagnosis and Progression of Chronic Kidney Disease” www.cloverhealth.com/clinicalcare/ckd; “Clover Assistant Use and Diagnosis, Treatment, and Progression of Diabetes” www.cloverhealth.com/clinicalcare/diabetes; “Driving Clinical Excellence in Chronic Disease: Counterpart Assistant’s Role in Heart Failure Care” https://cdn.counterparthealth.com/whitepapers/2025_05_chf_whitepaper.pdf; “Counterpart Assistant Drives Clinical Excellence”, for detailed methodology and the HEDIS performance of the broader industry visit, please see here; “Driving Clinical Excellence in Chronic Disease: Counterpart Assistant’s Role in Chronic Obstructive Pulmonary Disease Care” https://cdn.counterparthealth.com/whitepapers/2025_08_copd_whitepaper.pdf; “Bridging the Divide: Counterpart Assistant Use by PCPs in Underserved Chronic Disease Populations Associated with Earlier Diagnosis and Less Frequent Hospitalization” https://cdn.counterparthealth.com/whitepapers/counterpart-sedn.pdf (2) Clover Health’s Medicare Advantage PPO plans achieved 4.94 and 4.72 out of 5 Stars on HEDIS measures for Star Rating years 2025 and 2026, respectively, both the top-performing score on core HEDIS measures for PPO Medicare Advantage plans nationwide. This analysis focuses on performance by non-SNP PPO plans with over 2,000 lives as of September 1, 2025 on HEDIS measures applicable to non-SNPs that were used for CMS’s MY 2023 & 2024 Star ratings, applying the measure ranges used by CMS. From Prior IR Deck

Care Platform: Clover Assistant is the Leader in Clinical AI Millions of clinical documents, collected & reconciled Synthesis of 100+ Data Sources Robust IP and patent portfolio(1) Insights from >100 Proprietary Models Surfacing relevant clinical suggestions at time of encounter Clinical Orientation, Dynamic Actions Early Diagnosis & Treatment Patient-Specific Insights & Next Steps Care Gaps: Preventative + Chronic Care Medication Adherence Transitional Care & ADT Population Health Management Data Deduplication / Normalization Enriched Clinical Data Repository Post-Discharge Encounter Mappings Machine Learning (ML) & AI Models for Diagnosis Suspecting Empowering physicians to practice medicine using their clinical judgement 30 EHR Data Evidence-Based Protocols Lab Data PCP & Specialist Charts Claims Data Pharmacy Data From Prior IR Deck (1) Backed by strong IP portfolio with dozens of active / pending patents, including patents for Machine learning models for diagnosis suspecting, among many more that can be found here.

Clover Home Care Cohort has Significantly Improved MCR from 2021 to 2024(1) Care Platform: Differentiated Home Care at Critical Moments Higher Disease Acuity Lower Disease Acuity Clover Assistant Powered Network PCPs Care Intensity (1) Our data shows that since 2021, MCRs for members enrolled in our In-Home Care program (highest acuity population) have decreased over a 3 year period. Longitudinal, MD-led, primary care in the home for highest acuity population Readmission prevention and post-acute Assessment visits for unknown / emerging risk Clover Home Care 31 From Prior IR Deck

Clover Health 4.72 / 5 Stars on HEDIS Measures for Star Rating Year 2026, continuing to drive exceptional clinical quality for members(1) 32 (1) Clover Health’s Medicare Advantage PPO plans received a score of 4.72 on HEDIS for the Plan Year 2026, Payment Year 2027 Star ratings; The Company achieved an overall 3.5 Star Rating for financial Payment Year 2027 for its PPO plans. This analysis focuses on performance by non-SNP PPO plans with over 2,000 lives as of September 1, 2025 on HEDIS measures applicable to non-SNPs that were used for CMS’s MY 2023 & 2024 Star ratings, applying the measure ranges used by CMS. Clover Top Rated PPO Plan in the Nation on HEDIS Measures for the Second Consecutive Year(1) From 3Q25 Supp. Deck

Differentiated Impact in Socioeconomically Disadvantaged: Higher diagnosis rates, earlier disease detection, and fewer all-cause inpatient hospitalizations (8% to 21% fewer), and 30-day readmissions (12% to 21% fewer) across patients with diabetes, CKD, CHF, and COPD HEDIS (Stars Measure): Use of Clover Assistant helped achieve 4.94 and 4.72 out of 5 Stars on HEDIS measures for Star Rating years 2025 and 2026, respectively, both the top-performing score on core HEDIS measures for PPO Medicare Advantage plans nationwide 33 Better Health Outcomes Across Chronic Conditions Clover Assistant Whitepapers and Case Studies(1) Diabetes: Earlier diagnosis, leading to earlier treatment (~36 months earlier on average), reduced reliance on insulin, and lower incidence of hypoglycemia Chronic Kidney Disease (CKD): Earlier diagnosis of CKD stage 3 and higher (~18 months earlier on average). Even more significant for seniors in areas of higher deprivation, including rural America, where CKD disproportionately impacts seniors Congestive Heart Failure (CHF): Lower all-cause hospitalizations (18% lower) and 30-day readmissions (25% lower) Chronic Obstructive Pulmonary Disease (COPD): Lower all-cause hospitalizations (15% lower) and 30-day readmissions (18% lower) Using proprietary AI & ML models, Clover Assistant improves care coordination for doctors and is correlated with improved patient health outcomes (1) “Clover Assistant Use and Diagnosis and Progression of Chronic Kidney Disease” www.cloverhealth.com/clinicalcare/ckd; “Clover Assistant Use and Diagnosis, Treatment, and Progression of Diabetes” www.cloverhealth.com/clinicalcare/diabetes; “Driving Clinical Excellence in Chronic Disease: Counterpart Assistant’s Role in Heart Failure Care” https://cdn.counterparthealth.com/whitepapers/2025_05_chf_whitepaper.pdf; “Counterpart Assistant Drives Clinical Excellence”, for detailed methodology and the HEDIS performance of the broader industry visit, please see here; “Driving Clinical Excellence in Chronic Disease: Counterpart Assistant’s Role in Chronic Obstructive Pulmonary Disease Care” https://cdn.counterparthealth.com/whitepapers/2025_08_copd_whitepaper.pdf; “Bridging the Divide: Counterpart Assistant Use by PCPs in Underserved Chronic Disease Populations Associated with Earlier Diagnosis and Less Frequent Hospitalization” https://cdn.counterparthealth.com/whitepapers/counterpart-sedn.pdf From 3Q25 Supp. Deck

Note: Case study outlines how CA empowers Primary Care Providers (PCPs) who care for patients in socioeconomically disadvantaged neighborhoods (“SEDN” Patients), with advanced clinical technology not usually available to resource constrained practices. “Bridging the Divide: Counterpart Assistant Use by PCPs in Underserved Chronic Disease Populations Associated with Earlier Diagnosis and Less Frequent Hospitalization” https://cdn.counterparthealth.com/whitepapers/counterpart-sedn.pdf (1) Higher new diagnosis rates among members from disadvantaged areas joining a Clover MA plan from another MA plan in their first year post-enrollment. Less acute care utilization: Across patients with diabetes, CKD, CHF, and COPD → fewer all-cause inpatient hospitalizations (8% to 21% fewer), and 30-day readmissions (12% to 21% fewer) Diagnosis at Earlier Stages: Patients from this population with CKD first diagnosed on average during Stage 2, versus more advanced Stage 3A. Patients with diabetes diagnosed with better A1C levels, on average Higher Diagnosis Rates(1) of diabetes (75% higher), CKD (89% higher), CHF (89% higher) and COPD (70% higher) Clover Assistant Enables Better Care for Patients from Socioeconomically Disadvantaged Neighborhoods 34 Case study demonstrates Clover Assistant’s ability to help PCPs to better identify & manage diseases for disadvantaged members From 3Q25 Supp. Deck

Note: Kidney Function measured via GFR (Glomerular Filtration Rate). (1) “Clover Assistant Use and Diagnosis and Progression of Chronic Kidney Disease” www.cloverhealth.com/clinicalcare/ckd Earlier Diagnosis Leads to Earlier Treatment Example: Chronic Kidney Disease ~1.5 years CA Patients Non-CA Patients Diagnosed CKD Stage 3 Diagnosed CKD Stage 3 Time (Years) CKD is diagnosed earlier and disease trajectory improves in patients seen by providers using Clover Assistant(1) K id ne y Fu nc tio n (G FR ) 35 From Prior IR Deck Clover Health Whitepaper

Note: This slide reflects our examination of data from Clover Health members who had no previously recorded diagnosis of diabetes, were flagged by the ‘at-risk’ algorithm in Clover Assistant, and where the clinician had a visit informed by Clover Assistant data (2018 - 2022) and the clinician confirmed diabetes. (1) Represents percentage (%) of pre-existing diagnoses similar in the two groups. (2) “Clover Assistant Use and Diagnosis, Treatment, and Progression of Diabetes” www.cloverhealth.com/clinicalcare/diabetes Days Since Clover Assistant Visit M em be rs N ew ly D ia gn os ed w ith D ia be te s (1) Earlier Diagnosis Leads to Earlier Treatment Example: Diabetes Patients started on oral diabetic medications after Clover Assistant raised potential diabetes diagnosis for physician consideration(2) D ia be te s M ed ic at io n Fi lls 36 Clover Health WhitepaperFrom Prior IR Deck

Earlier Diabetes Treatment Leads to: Note: This slide reflects our examination of data from Clover Health members who had no previously recorded diagnosis of diabetes, were flagged by the ‘at-risk’ algorithm in Clover Assistant, and where the clinician had a visit informed by Clover Assistant data (2018 - 2022) and the clinician confirmed diabetes. (1) “Clover Assistant Use and Diagnosis, Treatment, and Progression of Diabetes” www.cloverhealth.com/clinicalcare/diabetes Diabetes Diagnosed & Managed ~3 Years Earlier(1) Lower Use of Insulin(1) Lower Instances of Hypoglycemia(1) Oral Meds Started Oral Meds Started Non-CA Patients CA Patients Time (Years) B lo od S ug ar In di ca to r (H bA 1c ) Non-CA Patients CA Patients Pe rc en ta ge T ak in g In su lin Days Since Oral Meds Started Non-CA Patients CA Patients Pe rc en ta ge w ith H yp og ly ce m ia E ve nt Days Since Oral Meds Started 37 Clover Health WhitepaperFrom Prior IR Deck

Av er ag e N um be r i n 20 24 Clover Assistant Supports Better Clinical Outcomes Example: Congestive Heart Failure (“CHF”) 38 Clover Assistant PCP relationship associated with better clinical outcomes, including a lower average number of all-cause hospitalizations and 30-day readmissions for members with CHF(1) (25%) (18%) CA CHF Cohort Non-CA CHF Cohort Hospitalization & Readmissions for CHF Patients Note: Case study outlines how CA supports provider management of patients with Congestive Heart Failure (CHF) in the Clover Health MA plans, and its association with improved clinical care and outcomes in 2024. (1) “Driving Clinical Excellence in Chronic Disease: Counterpart Assistant's Role in Heart Failure Care” www.counterparthealth.com/results Clover Health WhitepaperFrom Prior IR Deck

Av er ag e N um be r i n 20 24 39 Clover Assistant PCP relationship associated with better clinical outcomes, including a lower average number of all-cause hospitalizations and 30-day readmissions for members with COPD(1) (18%) (15%) CA COPD Cohort Non-CA COPD Cohort Hospitalization & Readmissions for COPD Patients Note: Case study outlines how CA supports provider management of patients with Chronic obstructive pulmonary disease (COPD) in the Clover Health MA plans, and its association with improved clinical care and outcomes in 2024. (1) “Driving Clinical Excellence in Chronic Disease: Counterpart Assistant’s Role in Chronic Obstructive Pulmonary Disease Care” https://cdn.counterparthealth.com/whitepapers/2025_08_copd_whitepaper.pdf Clover Health Whitepaper Chronic Obstructive Pulmonary Disease (“COPD”) Significantly Lower Rates of Inpatient Hospitalizations: 15% fewer all-cause hospitalizations 18% fewer 30-day readmissions From Prior IR Deck

Medication fills increased by ~5% on the day of the Clover Assistant visit and remained ~3% higher 90 days post-visit among patients previously non-adherent to their medications for diabetes, high blood pressure, and high cholesterol(1) Days Since Visit Note: Analyses examined data from Clover Health Medicare Advantage plan members from 2018, 2019, 2022, and 2023. We intentionally excluded data from 2020 and 2021 to minimize the impact of the COVID-19 pandemic’s disruption of the healthcare system, including medication-related behaviors. (1) “Clover Assistant Use and Medication Adherence for Common Chronic Conditions” www.cloverhealth.com/clinicalcare/medadherence Pe rc en t w ith M ed ic at io n Fi ll Clover Assistant Correlated with Improved Medication Adherence CA with Medication Adherence Feature CA without Medication Adherence Feature 40 Clover Health WhitepaperFrom Prior IR Deck

41(1) The table above includes non-GAAP measures. Non-GAAP financial measures are supplemental and should not be considered a substitute for financial information presented in accordance with GAAP. For a detailed explanation of these non-GAAP measures, see Appendix A in the November 4, 2025 earnings press release. CLOVER HEALTH INVESTMENTS, CORP. RECONCILIATION OF NON-GAAP FINANCIAL MEASURES INSURANCE BENEFITS EXPENSE RATIO (NON-GAAP) AND NORMALIZED INSURANCE BENEFITS EXPENSE RATIO (NON-GAAP) RECONCILIATION (in thousands)(1) (unaudited) Non-GAAP Financial Measures From 3Q25 Supp. Deck

42 About Non-GAAP Financial Measures We use non-GAAP measures in this presentation, including Adjusted EBITDA, Adjusted Net income from continuing operations, Adjusted SG&A, Insurance BER, and Normalized Insurance BER. These non-GAAP financial measures are provided to enhance the reader’s understanding of Clover Health’s past financial performance and our prospects for the future. Clover Health’s management team uses these non-GAAP financial measures in assessing Clover Health’s performance, as well as in planning and forecasting future periods. These non-GAAP financial measures are not computed according to GAAP, and the methods we use to compute them may differ from the methods used by other companies. Non-GAAP financial measures are supplemental to and should not be considered a substitute for financial information presented in accordance with GAAP and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Readers are encouraged to review the reconciliations of these non-GAAP financial measures to the comparable GAAP measures, which are included earlier in this presentation, together with other important financial information included in our filings with the SEC and on the Investor Relations page of our website at investors.cloverhealth.com. For a description of these non-GAAP financial measures, including the reasons management uses each measure, please see Appendix A in the November 4, 2025 earnings press release: "Explanation of Non-GAAP Financial Measures." From 3Q25 Supp. Deck